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                                                                Exhibit (g)(xiv)

                                     AMENDED
                                   SCHEDULE A


                     Custodian and Accounting Services Fees

Portfolio

         Schwab Short-Term Bond Market Index Fund
         Schwab Total Bond Market Index Fund

         Schwab California Short/Intermediate Tax-Free Bond Fund
         Schwab California Long-Term Tax-Free Bond Fund

         Schwab Short/Intermediate Tax-Free Bond Fund
         Schwab Long-Term Tax-Free Bond Fund

         Schwab YieldPlus Fund


                                          SCHWAB INVESTMENTS
                                          On behalf of each of the
                                          Funds listed above.

                                          By: /s/ Tai-Chin Tung
                                              ________________________________

                                          Name: Tai-Chin Tung
                                              ________________________________

                                          Title: Treasurer and Principal
                                                 Financial Officer
                                              ________________________________

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ Brian Burns
                                              ________________________________

                                          Name: Brian Burns
                                                ______________________________

                                          Title: Senior Vice President
                                                 _____________________________


                                          PFPC INC.

                                          By: /s/ Joseph T. Gramlich
                                              ________________________________

                                          Name: Joseph T. Gramlich
                                              ________________________________

                                          Title: Senior Vice President
                                              ________________________________


July 14, 1999